Exhibit 10.65

AMENDMENT NO. 1 TO

SERIES A-2 PREFERRED STOCK PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) to that certain Series A-2 Preferred Stock Purchase Agreement dated as of January 7, 2005 (the “Purchase Agreement”), by and among Occam Networks, Inc., a Delaware corporation (the “Company”), and the persons and entities listed on the Schedule of Investors attached thereto as Exhibits A-1 and A-2 is entered into this 23rd day of March, 2005. Capitalized terms not defined herein have the meanings set forth in the Purchase Agreement.

WHEREAS, the Company previously sold and issued an aggregate of 563,291 shares of Series A-2 Preferred pursuant to the terms of the Purchase Agreement at the Initial Closing held on January 7, 2005, and a Subsequent Closing held on January 14, 2005; and

WHEREAS, in connection with the sale on the date hereof of 545,979 shares of Series A-2 Preferred to certain new and existing investors of the Company, the Company and the Investors holding a sufficient number of shares of Series A-2 Preferred to amend the Purchase Agreement desire to amend the Purchase Agreement to allow the purchase of shares of Series A-2 Preferred by forgiveness of outstanding indebtedness owed by the Company; and

WHEREAS, Section 7.1 of the Purchase Agreement provides that the provisions of the Purchase Agreement may be amended by a written instrument referencing the Purchase Agreement and signed by the Company and the Investors holding 85% in interest of the Common Stock issued or issuable upon conversion of the Series A-2 Preferred issued pursuant to the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers agree as follows:

1. Amendment to Section 2.2. Section 2.2 of the Purchase Agreement is hereby amended to provide that at a Closing, payment for the Shares that an Investor is purchasing in such Closing may be made by such Investor by (i) check payable to the Company; (ii) wire transfer in accordance with the Company’s instructions; (iii) cancellation of indebtedness; or (iv) any combination of the foregoing.

2. Purchase of Shares by Tellabs. Pursuant to Section 2.1(b)(ii) of the Purchase Agreement, the undersigned Initial Closing Investors each consent to the purchase of Shares by Tellabs Equity Holdings Corporation (“Tellabs”) at a Subsequent Closing held on or after the date hereof. Exhibit A-2 to the purchase agreement is hereby amended to reflect the purchase of Shares by Tellabs and certain other existing investors in the Subsequent Closing held on the date hereof. The amended Exhibit A-2 is attached hereto together with Exhibit A-1 to the Purchase Agreement.

3. Satisfaction of Right and Obligation to Purchase Shares. By signing below, the Company and each of the Initial Closing Investors acknowledges and agrees that the purchase of the Shares by the Initial Closing Investors at the Subsequent Closing held on the date hereof satisfies in full the Initial Closing Investors’ right and obligation to purchase additional Shares after the Initial

Closing as set forth in Section 2.1(c) of the Purchase Agreement and that the Initial Closing Investors have no further right or obligation to purchase Shares pursuant to the Purchase Agreement. The number of Shares purchased by each of the Initial Closing Investors at the Subsequent Closing held on the date hereof is set forth on Exhibit A-2 attached hereto.

4. Acknowledgement of Cancellation of Indebtedness. By signing below, Crescent Venture Investors (“Crescent”) acknowledges and agrees that (i) the issuance to Crescent of Shares at the Subsequent Closing held on the date hereof and (ii) the payment in cash by the Company of the difference (which, if any, shall be less than $10) between (x) the total balance, including accrued interest, owing under that certain Unsecured Subordinated Promissory Note dated June 27, 2003, in the principal amount of $500,000 (the “Note”) as of the date hereof and (y) the purchase price of the Shares purchased by Crescent at the Subsequent Closing held on the date hereof as reflected on Exhibit A-2 attached hereto constitutes full and final payment of all amounts (including, without limitation, accrued interest) owing under the Note and that the Company has no additional outstanding obligations to Crescent under the Note. Crescent acknowledges and agrees that its purchase of Shares is contingent upon its delivering to the Company on or prior to the date hereof the original Note for cancellation by the Company.

5. Effect of Execution of Amendment by Certain Purchasers. This Amendment, when executed and delivered by the Company and an Investor purchasing Shares at a Subsequent Closing held on or after the date hereof, shall also constitute and shall be deemed a counterpart signature page to the Purchase Agreement. Consequently, the undersigned Investors purchasing Shares at a Subsequent Closing held on or after the date hereof hereby acknowledge and agree that they are bound by the terms and conditions contained in the Purchase Agreement as amended by this Amendment with respect to the purchase of the Shares.

6. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California, without reference to principles of conflicts of law.

7. Counterparts; Facsimile. This Amendment may be executed by facsimile signature and in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

8. Amendment. On and after the execution of this Amendment, each reference in the Purchase Agreement to the Purchase Agreement shall mean and be a reference to the Purchase Agreement as modified by this Amendment.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

“COMPANY” OCCAM NETWORKS, INC. a Delaware corporation

By:	/s/ Howard Bailey
Name:	Howard Bailey
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Series A-2 Preferred Stock Purchase Agreement]

“INVESTOR”

Alta Capital Partners III, L.P.
By: Alta California Management Partners III, LLC

By:	/s/ Khaled A. Nasr
Director

Alta Embarcadero Partners III, LLC

By:	/s/ Hilary Strain
V.P. of Finance and Administration

[Signature Page to Amendment No. 1 to Series A-2 Preferred Stock Purchase Agreement]

“INVESTOR”

U.S. Venture Partners VII, L.P.
2180 Associates Fund VII, L.P.
USVP Entrepreneur Partners VII-A, L.P.
USVP Entrepreneur Partners VII-B, L.P.
By Presidio Management Group VII, L.L.C.
The General Partner of Each

By:	/s/ Michael P. Maher
Name:	Michael P. Maher
Title:	Attorney-In-Fact

U.S. Venture Partners V, L.P.
USVP V International, L.P.
2180 Associates Fund V, L.P.
USVP V Entrepreneur Partners, L.P.
By Presidio Management Group V, L.L.C.
The General Partner of Each

By:	/s/ Michael P. Maher
Name:	Michael P. Maher
Title:	Attorney-In-Fact

[Signature Page to Amendment No. 1 to Series A-2 Preferred Stock Purchase Agreement]

“INVESTOR”

Norwest Venture Partners VIII, L.P.
By: Itasca VC Partners VIII, LLP
Its: General Partner

By:	/s/ Promod Haque
Name:	Promod Haque
Title:	Managing Partner

NVP Entrepreneurs Fund VIII, L.P.
By: Itasca VC Partners VIII, LLP
Its: General Partner

By:	/s/ Promod Haque
Name:	Promod Haque
Title:	Managing Partner

[Signature Page to Amendment No. 1 to Series A-2 Preferred Stock Purchase Agreement]

“INVESTOR”

New Enterprise Associates 9, L.P.
By: NEA Partners 9, L.P.
Its: General Partner

By:	/s/ C. Richard Kramlich
Name:	C. Richard Kramlich
Title:	General Partner

[Signature Page to Amendment No. 1 to Series A-2 Preferred Stock Purchase Agreement]

“INVESTOR”

Tellabs Equity Holdings Corporation

By:	/s/ Krish A. Prabhu
Name:	Krish A. Prabhu
Title:	President and Chief Executive Officer

[Signature Page to Amendment No. 1 to Series A-2 Preferred Stock Purchase Agreement]

“INVESTOR”

Crescent Venture Investors

By:	/s/ Kevin G. Hall
Name:	Kevin G. Hall
Title:	General Partner

[Signature Page to Amendment No. 1 to Series A-2 Preferred Stock Purchase Agreement]

EXHIBIT A-1

SCHEDULE OF INVESTORS

Initial Closing

Investor	Number of Series A-2 Shares	Purchase Price
Alta California Partners III, L.P. Alta Embarcadero Partners III, LLC. One Embarcadero Center Suite 4050 San Francisco, CA 94111 Attention: Khaled Nasr Fax: (415) 362-6178	120,917 4,083	$ $	1,209,170 40,830

U.S. Venture Partners VII, L.P. 2180 Associates Fund VII, L.P. USVP Entrepreneur Partners VII-A, L.P. USVP Entrepreneur Partners VII-B, L.P. U.S. Venture Partners V, L.P. USVP V International, L.P. 2180 Associates Fund V, L.P. USVP V Entrepreneur Partners, L.P. 2735 Sand Hill Road Menlo Park, CA 94025 Attention: Chief Financial Officer Fax: (650) 854-3018	123,200 2,567 1,283 1,283 10,500 583 327 257		$1,232,000 25,670 12,830 12,830 105,000 5,830 3,270 2,570

Norwest Venture Partners VIII, L.P. NVP Entrepreneurs Fund VIII, L.P. 525 University Avenue, Suite 800 Palo Alto, CA 94301 Attention: Robert Abbott Fax: (650) 321-8010	178,625 8,875		$1,786,250 88,750

New Enterprise Associates 9, L.P. 2490 Sand Hill Road Menlo Park, CA 94025 Attention: Thomas C. McConnell Fax: (650) 854-9397	75,000		$750,000

Total	527,500		$5,275,000

EXHIBIT A-2

SCHEDULE OF INVESTORS

First Subsequent Closing

Investor	Number of Series A-2 Shares	Purchase Price
Hook Partners V, L.P. Hook Communications Partners, L.P. One Lincoln Centre, Suite 1550 5400 LBJ Freeway Dallas, TX 75240 Attn: David Hook	15,000 10,000	$ $	150,000 100,000

Windward Ventures 2000, L.P Windward Ventures 2000-A, L.P. 550 West C Street, Suite 2030 San Diego, CA 92101 Attention: Administrative Partner Fax: (619) 234-6886	7,341 3,450	$ $	73,410 34,500

Total	35,791		$357,910

EXHIBIT A-2 (continued)

SCHEDULE OF INVESTORS

Second Subsequent Closing

Investor	Number of Series A-2 Shares	Purchase Price
Tellabs Equity Holdings Corporation 1465 North McDowell Boulevard Petaluma, CA 94954 Attention: Legal Department Fax: (707) 794-7878	200,000		$2,000,000

Alta California Partners III, L.P. Alta Embarcadero Partners III, LLC. One Embarcadero Center Suite 4050 San Francisco, CA 94111 Attention: Khaled Nasr Fax: (415) 362-6178	72,550 2,450	$ $	725,500 24,500

U.S. Venture Partners VII, L.P. 2180 Associates Fund VII, L.P. USVP Entrepreneur Partners VII-A, L.P. USVP Entrepreneur Partners VII-B, L.P. U.S. Venture Partners V, L.P. USVP V International, L.P. 2180 Associates Fund V, L.P. USVP V Entrepreneur Partners, L.P. 2735 Sand Hill Road Menlo Park, CA 94025 Attention: Chief Financial Officer Fax: (650) 854-3018	52,800 1,100 550 550 4,500 250 140 110		$528,000 11,000 5,500 5,500 45,000 2,500 1,400 1,100

Norwest Venture Partners VIII, L.P. NVP Entrepreneurs Fund VIII, L.P. 525 University Avenue, Suite 800 Palo Alto, CA 94301 Attention: Robert Abbott Fax: (650) 321-8010	107,175 5,325		$1,071,750 53,250

Investor	Number of Series A-2 Shares	Purchase Price
New Enterprise Associates 9, L.P. 2490 Sand Hill Road Menlo Park, CA 94025 Attention: Thomas C. McConnell Fax: (650) 854-9397	45,000	$450,000

Crescent Venture Investors* 1734 Fulton Palo Alto, CA 94303 Attention: Kevin Hall Fax:	53,479	$534,790

Total	545,979	$5,459,790

Grand Total	1,109,270	$11,092,700

*	Paid by cancellation of all principal and accrued interest under Unsecured Convertible Promissory Note dated June 27, 2003, issued to Crescent Venture Investors by the Company.